Oppenheimer Capital Appreciation Fund	Oppenheimer Global Strategic Income Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Gold & Special Minerals Fund
Oppenheimer Core Bond Fund	Oppenheimer International Bond Fund
Oppenheimer Developing Markets Fund	Oppenheimer International Growth Fund
Oppenheimer Discovery Fund	Oppenheimer International Small Company Fund
Oppenheimer Discovery Mid Cap Growth Fund	Oppenheimer International Value Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Main Street Fund®
Oppenheimer Flexible Strategies Fund	Oppenheimer Main Street Small- & Mid-Cap Fund®
Oppenheimer Global Allocation Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Fund	Oppenheimer Real Estate Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Value Fund

Supplement dated December 6, 2013 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective February 3, 2014:

1.	The first paragraph in the section titled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Effective July 1, 2014:

2.	All references to Class N are deleted and replaced with references to Class R, in connection with the re-naming of Class N as Class R.

3.	In the table titled “Shareholder Fees (fees paid directly from your investment)”, the Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds) for Class R is “None.”

December 6, 2013	PS0000.090

OPPENHEIMER CAPITAL APPRECIATION FUND

Supplement dated June 26, 2013 to the

Summary Prospectus dated December 28, 2012, as revised May 31, 2013

This supplement amends the Summary Prospectus of Oppenheimer Capital Appreciation Fund (the “Fund”), dated December 28, 2012, as revised May 31, 2013.

Effective July 1, 2013:

1. The table titled “Annual Fund Operating Expenses” and the footnotes that immediately follow it, on page 1 of the Summary Prospectus, have been deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Management Fees	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.23%	0.99%	1.00%	0.49%	None	None
Other Expenses	0.23%	0.23%	0.23%	0.23%	0.23%	0.04%
Total Annual Fund Operating Expenses	1.05%	1.81%	1.82%	1.31%	0.82%	0.63%

* Expenses have been restated to reflect current fees.

2. The table under the section titled “Example,” on page 1 of the Summary Prospectus, has been deleted in its entirety and replaced with the following:

If shares are redeemed:					If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$676	$891	$1,124	$1,790	$676	$891	$1,124	$1,790
Class B	$686	$875	$1,189	$1,757	$186	$575	$989	$1,757
Class C	$287	$578	$994	$2,156	$187	$578	$994	$2,156
Class N	$234	$418	$723	$1,589	$134	$418	$723	$1,589
Class Y	$84	$263	$457	$1,018	$84	$263	$457	$1,018
Class I	$65	$202	$352	$789	$65	$202	$352	$789

June 26, 2013	PS0320.032

OPPENHEIMER Capital Appreciation Fund Summary Prospectus December 28, 2012, as revised May 31, 2013
NYSE Ticker Symbols
Class A	OPTFX
Class B	OTGBX
Class C	OTFCX
Class N	OTCNX
Class Y	OTCYX
Class I	OPTIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/CapitalAppreciationFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated December 28, 2012, as supplemented, and through page 47 of its most recent Annual Report, dated August 31, 2012, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/CapitalAppreciationFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 9 of the prospectus and in the sections "How to Buy Shares" beginning on page 53 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Management Fees	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.23%	0.99%	1.00%	0.49%	None	None
Other Expenses	0.31%	0.59%	0.34%	0.31%	0.13%	0.03%
Total Annual Fund Operating Expenses	1.13%	2.17%	1.93%	1.39%	0.72%	0.62%
Fee Waiver and/or Expense Reimbursement[1]	0.00%	(0.20%)	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%	1.97%	1.93%	1.39%	0.72%	0.62%

1. The Fund's transfer agent has voluntarily agreed to limit its fees for Classes B, C, N and Y to 0.35% of average annual net assets per class per fiscal year, and to 0.30% of average annual net assets per fiscal year for Class A.   This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$684	$915	$1,165	$1,878	$684	$915	$1,165	$1,878
Class B	$702	$967	$1,358	$1,996	$202	$667	$1,158	$1,996
Class C	$298	$612	$1,052	$2,275	$198	$612	$1,052	$2,275
Class N	$242	$443	$766	$1,680	$142	$443	$766	$1,680
Class Y	$74	$231	$402	$898	$74	$231	$402	$898
Class I	$64	$199	$347	$777	$64	$199	$347	$777

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in common stocks of "growth companies." Growth companies are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio managers believe may appreciate in value over the long term.  Currently, the Fund primarily focuses on established companies that are similar in size to companies in the S&P 500 Index or the Russell 1000 Growth Index. The Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities.  The portfolio managers look for growth companies with stock prices that they believe are reasonable in relation to overall stock market valuations. In seeking broad diversification of the Fund's portfolio among industries and market sectors, the portfolio managers focus on a number of factors that may vary in particular cases and over time. Currently, the portfolio managers look for:

  companies in business areas that have above-average growth potential companies with growth rates that the portfolio managers believe are sustainable over time stocks with reasonable valuations relative to their growth potential.

The Fund may sell the stocks of companies that the portfolio managers believe no longer meet the above criteria, but is not required to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Main Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Who Is The Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stocks. Because of its focus on long-term growth, the Fund may be more appropriate for investors with longer term investment goals. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/investors/overview/CapitalAppreciationFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 18.94% (2nd Qtr 09) and the lowest was -28.10% (4th Qtr 08). For the period from January 1, 2012 to September 30, 2012 the cumulative return before taxes was 14.90%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Class I shares will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Class A (inception 01/22/81)
Return Before Taxes	(7.23%)	(2.20%)	0.23%
Return After Taxes on Distributions	(7.26%)	(2.26%)	0.18%
Return After Taxes on Distributions and Sale of Fund Shares	(4.67%)	(1.85%)	0.19%
Class B (inception 11/01/95)	(7.32%)	(2.22%)	0.34%
Class C (inception 12/01/93)	(3.33%)	(1.79%)	0.06%
Class N (inception 03/01/01)	(2.82%)	(1.30%)	0.54%
Class Y (inception 11/03/97)	(1.17%)	(0.63%)	1.23%
S&P 500 Index	2.11%	(0.25%)	2.92%
(reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	2.64%	2.50%	2.60%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.  Prior to January 1, 2013, all references in this Prospectus to the "Sub-Adviser" refer to OppenheimerFunds, Inc. in its capacity as the Manager.

Portfolio Manager. Michael Kotlarz has been portfolio manager and Vice President of the Fund since June 2012.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Capital Appreciation Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/CapitalAppreciationFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
The Fund's shares are distributed by OppenheimerFunds Distributor, Inc.
PR0320.001.0513